Income Taxes	12 Months Ended
Dec. 31, 2012
Income Taxes [Abstract]
INCOME TAXES
14 - INCOME TAXES

The Company has elected to convert from a Subchapter S corporation for Federal income tax purposes to a C corporation effective October 21, 2011.  Accordingly, the Company's income or losses are passed through to the shareholders of HRAA for the period January 1 to October 21, 2011.  The Company will absorb the tax effects of any income or losses subsequent to the date of conversion to a C Corporation and in future years.

The Company has incurred aggregate cumulative net operating losses of approximately $1,558,862 for C corporation income tax purposes through December 31, 2012. The net operating loss carries forward for income taxes, purposes and may be available to reduce future years’ taxable income. These carry forwards will expire, if not utilized, starting in 2031 through 2032. Management believes that the realization of the benefits from these losses appears not more likely than not due to the Company’s limited operating history and continuing losses for income tax purposes. Accordingly, the Company has provided a 100% valuation allowance on the deferred tax asset to reduce the asset to zero. Management will review this valuation allowance periodically and make adjustments as warranted.

The Company’s income tax expense (benefit) differs from the “expected” tax expense for Federal income tax purposes computed by applying a Federal corporate tax rate of 34% to loss before income taxes as follows:

	Year ended December 31, 2012	Year ended December 31, 2011
U.S. Federal “expected” income tax	$(495,540)	$(398,453)
State income tax	(52,906)	(58,596)
Non-deductible beneficial conversion interest	102,000	-
Non-deductible items	24,769	-
Stock compensation	-	319,252
S Corp non-deductible/taxable items	-	(31,703)
Change in valuation allowance	421,677	169,500
Total provision for income taxes	$-	$-

The tax effects of temporary differences that give rise to significant portions of deferred tax assets and liabilities at December 31, 2012 and 2011 are as follows:

	2012	2011
Deferred tax assets:
Net operating loss carry forward	$586,600	$169,500
Accrued salary and other	35,821	-
Total gross deferred tax assets	622,421	169,500
Deferred tax liabilities:
Depreciation	(31,244)	-
Total gross deferred tax liabilities	(31,244)	169,500
Less valuation allowance	(591,177)	(169,500)
Net deferred tax assets	$-	$-

A deferred tax asset of approximately $169,500 results from the C Corporation taxable losses totaling $434,509 from the period October 22, 2011 through December 31, 2011. The valuation allowance at December 31, 2011 was $169,500.  The increase during 2012 was $421,677.

The Company believes its tax positions are all highly certain of being upheld upon examination. As such, the Company has not recorded a liability for unrecognized tax benefits. As of December 31, 2012, tax years 2012 and 2011 remain open for IRS audit. The Company has received no notice of audit from the Internal Revenue Service for any of the open tax years.